Exhibit 17

FORM OF PROXY CARD

STF TACTICAL GROWTH & INCOME ETF 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website [www.proxyvote.com]
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-___-_____
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

LISTED FUNDS TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Kacie Briody, [Insert Name], [Insert Name], and [Insert Name], and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the STF Tactical Growth & Income ETF held of record by the undersigned on [Insert Date], 2025, as designated below, at the Special Meeting of Shareholders of the STF Tactical Growth & Income ETF at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on [Insert Date], 2025, at [XX:00 a.m.], local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

Dated:  ____________________, 2025

__________________________________________
Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on
[Insert Meeting Date]

The Notice, the Proxy Statement/Prospectus, the most recent Annual Report [and Semi-Annual Report] of the STF Tactical Growth & Income ETF, and Form of Proxy are available at www.proxyvote.com.

Please fill in boxes as shown using black or blue ink or number 2 pencil.  [X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the below proposals.

To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the STF Tactical Growth & Income ETF will be transferred into the Hennessy Tactical Growth and Income ETF, a newly created series of Hennessy Funds Trust, a Delaware statutory trust registered under the 1940 Act, in exchange for shares of the Hennessy Tactical Growth and Income ETF, which will be distributed pro rata by the STF Tactical Growth & Income ETF to its shareholders, and the Hennessy Tactical Growth and Income ETF will continue the business, and assume the liabilities, of the STF Tactical Growth & Income ETF:

FOR	AGAINST	ABSTAIN

In the discretion of the above named proxies, to transact such other business that may properly come before the Special Meeting or any postponements or adjournments thereof.

Please check box at right if you will be attending the meeting.	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

 FORM OF PROXY CARD

STF TACTICAL GROWTH ETF 615 EAST MICHIGAN STREET MILWAUKEE, WISCONSIN 53202
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website [www.proxyvote.com]
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-___-_____
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

LISTED FUNDS TRUST

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder constitutes and appoints Kacie Briody, [Insert Name], [Insert Name], and [Insert Name], and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of the STF Tactical Growth ETF held of record by the undersigned on [Insert Date], 2025, as designated below, at the Special Meeting of Shareholders of the STF Tactical Growth ETF at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on [Insert Date], 2025, at [XX:00 a.m.], local time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.

Dated:  ____________________, 2025

__________________________________________
Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on
[Insert Meeting Date]

The Notice, the Proxy Statement/Prospectus, the most recent Annual Report [and Semi-Annual Report] of the STF Tactical Growth ETF, and Form of Proxy are available at www.proxyvote.com.

Please fill in boxes as shown using black or blue ink or number 2 pencil.  [X]
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the below proposals.

To approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which all of the assets of the STF Tactical Growth ETF will be transferred into the Hennessy Tactical Growth ETF, a newly created series of Hennessy Funds Trust, a Delaware statutory trust registered under the 1940 Act, in exchange for shares of the Hennessy Tactical Growth ETF, which will be distributed pro rata by the STF Tactical Growth ETF to its shareholders, and the Hennessy Tactical Growth ETF will continue the business, and assume the liabilities, of the STF Tactical Growth ETF:

FOR	AGAINST	ABSTAIN

In the discretion of the above named proxies, to transact such other business that may properly come before the Special Meeting or any postponements or adjournments thereof.

Please check box at right if you will be attending the meeting.	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.